Exhibit 4.2

   FORM OF SERIES A CONVERTIBLE PREFERRED STOCK CERTIFICATE OF THE REGISTRANT


                             InterWorld Corporation
   NUMBER                                                           SHARES
 [         ]                                                      [         ]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                 SEE LEGEND ON
                                                                  REVERSE SIDE

             SERIES A CONVERTIBLE PREFERRED STOCK - $0.01 PAR VALUE

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS

 This certifies that
                      [                                   ]

 is the owner of
                      [                                                 ]

 fully paid and non-assessable shares of Series A Convertible Preferred Stock of

                             InterWorld Corporation

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:  [              ]


-----------------------------                    -------------------------------
        SECRETARY                                      CHIEF FINANCIAL OFFICER


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THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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